Exhibit 99.1

December 6, 2022Commercial Opportunity Deep Dive for Milestone PharmaceuticalsJoe OlivetoLorenz MullerChief Executive OfficerChief Commercial Officer

Forward Looking Statement

The Presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "aim," "anticipate," "assume," "believe," "contemplate," "continue," "could," "design," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "predict," "positioned," "potential," "project," "seek," "should," "target," "will," "would" (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward- looking statements are based on Milestone's expectations and assumptions as of the date of this Presentation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Presentation include statements regarding (i) the design, progress, timing, scope and results of the etripamil clinical trials in PSVT and AFib-RVR, (ii) the potential efficacy, safety and tolerability of etripamil, (iii) the potential of etripamil to deliver a clinically meaningful benefit to patients with PSVT in the home-setting environment and to empower patients to take control of their condition as well as provide value to the healthcare system, (iv) the possibility that data could fulfill the efficacy requirement for an NDA submission with the FDA for etripamil, (v) plans relating to commercializing etripamil, if approved, including the geographic areas of focus and sales strategy and (vi) the potential market size and the rate and degree of market acceptance of etripamil and any future product candidates and the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment, completion and evaluation of clinical trials, including the RAPID and ReVeRA trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT, AFib-RVR, or other indications, among others, as well as risks related to pandemics and public health emergencies, including those related to COVID-19, and risks related the sufficiency of our capital resources and our ability to raise additional capital. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission, including in its annual report on Form 10-K for the year ended December 31, 2021, under the caption "Risk Factors", as such discussion may be updated in future filings we make with the SEC. Except as required by law, Milestone assumes no obligation to update any forward- looking statements contained herein to reflect any change in expectations, even as new information becomes available.

This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Milestone's own internal estimates and research. While Milestone believes these third-party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research.

Etripamil is an investigational new drug, which is not approved for commercial distribution in the United States.

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Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy3Milestone Commercial Deep-Dive December 6, 2022

Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy4Milestone Commercial Deep-Dive December 6, 2022

Management Team

Joseph Oliveto
Chief Executive Officer

Chelsea Therapeutics | Lundbeck | Roche | pappas ventures | NEKTAR

Amit Hasija
Chief Financial Officer

Fulcrum Therapeutics | SANOFI | Goldman Sachs | Credit Suisse | Deutsche Bank | MERCK

David Bharucha, MD, PhD
Chief Medical Officer

abbvie | Allergan | Actavis | Forest Laboratories, Inc.

Francis Plat, MD
Chief Scientific Officer

MERCK | NOVARTIS | Daiichi-Sankyo | Bristol-Myers Squibb

Lorenz Muller
Chief Commercial Officer

exact sciences | Daiichi-Sankyo | CVT CV Therapeutics | MERCK

Jeff Nelson
Chief Operating Officer

MATEON THERAPEUTICS | AXSOME THERAPEUTICS | CHELSEA THERAPEUTICS | LADENBURG THALMANN ESTABLISHED 1876 | COBALT THE WATSON GROUP

Milestone Commercial Deep-Dive December 6, 2022 5

Investment Highlights

1. Etripamil potentially offers patients with PVST control over their condition through rapid resolution of episodes when and wherever they occur
2. PSVT is a large untapped market with high unmet need for Patients and Health Care Providers
3. Experienced team with deep understanding of the market from 5+ years of stakeholder engagement
4. Phase 3 clinical trials in PSVT deliver clear statistical efficacy and safety appropriate for patient self-use
5. NDA submission expected mid-2023 enables clear path to market
6. Development in AFib with Rapid Ventricular Rate (AFib-RVR) represents potential to drive future growth

Milestone Commercial Deep-Dive December 6, 2022 6

Atrial Arrhythmias with a Common Patient Burden

Patients with PSVT and AFib-RVR report feeling a loss of control

PSVT (AVNRT and AVRT)	AFib-RVR (a subset of AFib)
Regular rapid heart rate	Irregular rapid heart rate
Commonly 150 - 250 bpm	Commonly 100 - 175 bpm
Episode frequency and duration is highly variable	

Common Symptoms Include		
	Heart palpitations	Chest pressure or pain
	Shortness of breath	Fatigue
	Light-headedness	Anxiety



Atrial Fibrillation (multiple atrial wavelets)
SA Node
AV Node
AV Nodal Reentrant Tachycardia (AVNRT)
AV Reentrant Tachycardia (AVRT)

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate

Sources: adapted from https://en.ecgpedia.org/index.php?title=Supraventricular_Rhythms, accessed 2/2021

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Current Standard of Care for PSVT

Chronic / preventive


BETA-
BLOCKER

- Chronic oral BBs and CCBs
- Uncertain efficacy and unpleasant side effects
- 50-65% of patients with PSVT are actively taking at any time



- Catheter ablation
- Only ~10-15% of patients with PSVT opt for ablation

Acute


Emergency

- IV adenosine or DC cardioversion
- >150K ED visits/hospital per year
- CCBs/BBs used off-label as "Pill-in-Pocket" despite limitations
- Many patients wait out episodes

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; IV = Intravenous; CCBs = Calcium Channel Blockers; DC = Direct Current; AAD = Anti Arrhythmic Drugs

Sources: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data; Page RL et al, 2015 ACC/AHA/HRS guideline for the management of adult patients with supraventricular tachycardia: executive summary: a report of the ACC/AHA Task Force on Clinical Practice Guidelines and the Heart Rhythm Society. Circulation. 2016;133:e471–e505; Quantitative market research conducted by Triangle Insights Group (n=250 cardiologists), June-September 2020

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Potential Paradigm-Changing Treatment to Empower Patient Control of their Condition•Time consuming•Anxiety provoking •Costly•Unpleasant experience with adenosine 9Milestone Commercial Deep-Dive December 6, 2022 Drawbacks with the current standard of care in the Emergency Department•Often results in a hospital admission•Experienced by patients as a loss of control Intervention used by the patient when & wherever an episode occurs •Resolve patient symptoms quickly•Reduce ED visits / hospital admissions•Alleviate need for chronic medications•Be used as an alternative or bridge to ablation procedure Potential to:

Etripamil: Potential New Treatment for PSVT

- Developed to rapidly terminate episodes of PSVT
- Designed for patient self-administration where and whenever the episodes occur
- Novel, investigational, L-type calcium channel blocker
- Formulated as intranasal spray with:
  - Rapid onset of action ($T_{max} \leq 7$ min)
  - Short-lasting duration: eliminated from blood within a few hours



PSVT= paroxysmal supraventricular tachycardia. PK = pharmacokinetic. Error bars = standard error (SE).

Sources: Stambler BS, et al., J Am Coll Cardiol. 2018; Wight D, et al. J Am Coll Cardiol. 2022 Mar, 79 (9_Supplement); Ip Ip JE, et al. manuscript in preparation. ; NODE-PK-101, -103, data on file.

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Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy11Milestone Commercial Deep-Dive December 6, 2022

Milestone Thought Leadership in PSVT

Robust market and customer understanding shown in interviews with 2,000+ stakeholders

Phase 1	Phase 2	Preparation for Phase 3	Phase 3	
2010-2016		2017	2018-2019	2020-2022

- **2010-2016:** Qualitative and Quantitative Market Research (G7); Initial Claims Analyses
- **2017:** Qualitative HCP/Payer/Patient Market Research
- **2018-2019:** Updated Claims Analyses; Quantitative Patient Journey Research; Longitudinal Patient Study
- **2020-2022:** Quantitative HCP Demand Study; Epi and HRU/Cost Publications; HCP/Patient Behavior/ Attitudes Study; Access/ Reimbursement Dynamics Studies

North American and European Opinion Leader Advisory Councils

Key Stakeholders Engaged

- >1,000 Patients with PSVT
- >1,000 Clinical Cardiologists, Electrophysiologists, PCPs
- >100 National and Regional Private and Public Payors

Source: Milestone Market Research and Longitudinal Claims Analyses on file

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Longitudinal Study Enhances Understanding of Burden of PSVT

Analysis of Prospective Patient Reported Outcomes (PRO) Longitudinal Data

247 US & UK patients

- **Phase 1: Baseline Survey** *(medical and SVT episode history)*
- **Phase 2: Longitudinal Weekly Surveys** *(episode survey if experienced an episode, QoL survey if not)*

Longitudinal Surveys	**5,277** *surveys completed*	**257 days** *Average days on study (Avg. 37 weeks/8 months per patient)*
Episode Surveys	2,518 surveys *Avg. of 10 per patient*	5,035 SVT episodes
QoL Surveys	2,759 *Avg. of 11 per patient*	

Source(s): PSVT patient market research, 2019 (BluePrint Research Group, n=247, n=198 US & n=49 UK)

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Key Characteristics of PSVT for Patients that Define TAM

~60% with multiple 10+ minute moderate/severe* episodes per year

~45% experience an average duration ≥30 min / episode

>20% experience one or more episodes per year that require medical intervention

12-15 median episode frequency per year

- **35%** last at least 30 minutes
- **56%** moderate/severe intensity

Target Addressable Market (TAM)

40-60% of patients diagnosed with PSVT

4 - 6 burdensome episodes / year

*Patient stated severity of SVT episode (mild, moderate, or severe)

.Source: 2019 market research with patients conducted by BluePrint Research Group (n=247)

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PRO Study Episode Burden – # Symptoms Correlate with Episode Severity

Symptoms by Episode Severity* *% of Episodes*	Mild Episodes *n=1113 **(44%)***	Moderate Episodes *n=1182 **(47%)***	Severe Episodes *n=223 **(9%)***
Palpitations / rapid heart rate	89%	87%	96%
Difficulty breathing	18%	43%	80%
Dizziness	15%	34%	58%
Chest pain	8%	19%	45%
Average Number of Symptoms per Episode	**2.1**	**3.5**	**6.0**

*Severity as self-reported by patient (mild, moderate, severe)

Source: PSVT patient market research, 2019 (BluePrint Research Group, n=247, n=198 US & n=49 UK)

Milestone Commercial Deep-Dive December 6, 2022 15

The Emotional Burdens of PSVT, During *and* Between Episodes

Will everyone know?

To Appear Normal, Sustain Employment, Concealment, Social Stigma



Living with Uncertainty

Anxiety, On Edge, Emotional Burden, Fear of Morbidity, Avoiding ADL, Fatigue

What's wrong with me?

Hard Work, PCP Lack of Awareness, Trying to Document on EKG, Assumed to Be Panic Attacks

What is causing this?

Frustration, Randomness, Reducing Stress and Lifestyle Triggers, Not Being Believed, Trivialized, Futility

Why doesn't anything work?

Vagal Maneuvers, Headstands, Carotid Sinus Massage, Futility and Failure Leads to Further Anxiety

Why won't anyone believe me?

Frustration, Alone, Low Self Esteem, Self Doubt, Withdrawal, Depression

Source: K Wood, Supraventricular Tachycardia and the Struggle to be Believed, Eur J Cardiovasc Nurs., 2007 December

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Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy17Milestone Commercial Deep-Dive December 6, 2022

RAPID-Enabled Target Product Profile for Etripamil18 EtripamilPlaceboConversion to Sinus Rhythm at 30 Minutes64% 31%Conversion to Sinus Rhythm at 60 Minutes73%55%Median Time to Conversion17 minutes54 minutesHealthcare Resource Utilization•Use of Etripamil resulted in a cumulative ~40% difference in ED visitsRelief of specific symptoms potentially associated with an SVT episode•Etripamil demonstrated significant improvement in symptomsGenerally safe and well tolerated •Vast majority of adverse events were mild in which 30% of patients experienced transient nasal discomfort / irritation•Less than 1% of patients experienced presyncope or 2nddegree AV blockKaplan-Meier Plot of Conversion 0%10%20%30% 40% 50% 60% 70% 80%90%100%0102030405060708090 Kaplan Meier Probability of Conversion, (%) Time Since Study Drug Administration (minutes) Placebo31%Etripamil64% At 30 min., HR = 2.62(95% CI, 1.659-4.147); p<0.00155%73%61%81%Milestone Commercial Deep-Dive December 6, 2022Source: James Ip et al (2022, Nov 7): Self-Administered Etripamilfor Termination of Spontaneous Paroxysmal Supraventricular Tachycardia: Primary Analysis from the RAPID Study.AHA 2022 Late-Breaking Science, Chicago, IL, USA

Etripamil Has Distinct Value Propositions For Patients

Patients	Rapid & Reliable Relief	Patient Empowerment	Quiet Mind	Active Living
	Provide meaningful relief from episode symptoms and duration	Empower in disease management & avoid unneeded healthcare visits	Reduce worry between episodes with versatile **on-demand treatment**	Allow a return to normal functional activity between episodes

Source: Patient Advisory Boards and Focus Groups with Patient Ambassadors, HRW HCP and Patient Behavioral and Attitudinal Research 2022

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Etripamil Has Distinct Value Propositions for Patients and Physicians

Patients	**Rapid & Reliable Relief** Provide meaningful relief from episode symptoms and duration	**Patient Empowerment** Empower in disease management & avoid unneeded healthcare visits	**Quiet Mind** Reduce worry between episodes with versatile **on-demand treatment**	**Active Living** Allow a return to normal functional activity between episodes
Physicians	**Familiar & Trusted** Ca+ channel MoA is well known and trusted	**Rapid, Safe, & Reliable Relief** Provide meaningful & safe relief from episode symptoms and duration	**Versatile 'On-Demand' Treatment** Meet the need for reliable acute outpatient treatment options	**Reduction in Healthcare Utilization** Reduce unneeded healthcare use (e.g., unneeded ED visits)

Source: Patient Advisory Boards and Focus Groups with Patient Ambassadors; HRW HCP and Patient Behavioral and Attitudinal Research 2022 ;Triangle Insights Group (Node 301 and Rapid Qual and Quant HCP Demand Research 2020)

Milestone Commercial Deep-Dive December 6, 2022 20

Etripamil Has Distinct Value Propositions for All Stakeholder Groups

Patients

Rapid & Reliable Relief
Provide meaningful relief from episode symptoms and duration

Patient Empowerment
Empower in disease management & avoid unneeded healthcare visits

Quiet Mind
Reduce worry between episodes with versatile **on-demand treatment**

Active Living
Allow a return to normal functional activity between episodes

Physicians

Familiar & Trusted
Ca+ channel MoA is well known and trusted

Rapid, Safe, & Reliable Relief
Provide meaningful & safe relief from episode symptoms and duration

Versatile 'On-Demand' Treatment
Meet the need for reliable acute outpatient treatment options

Reduction in Healthcare Utilization
Reduce unneeded healthcare use (e.g., unneeded ED visits)

Payers

Addresses Unmet Need
Fill a gap in current treatment with the first indicated, **reliable, on-demand option**

Reduction in Healthcare Utilization
Demonstrate measurable reduction in healthcare utilization and cost-offsets

Novel Formulation
New molecule using Ca+ channel MoA

Source: Patient Advisory Boards and Focus Groups with Patient Ambassadors; HRW HCP and Patient Behavioral and Attitudinal Research 2022 ;Triangle Insights Group (Node 301 and Rapid Qual and Quant HCP Demand Research 2020); Trinity Life Sciences analysis of IBM Market Scan and IQVIA PharMetrics Data 2021-2022), CRA Research (US Strategic Pricing Research with Payers 2021, Etripamil Pricing Corridor Research with HCPs and Patients 2022), Payer Ad Board 2022

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Market Access Strategy Considerations•Most US payers are expected to understand the burden of PSVT and the value prop for etripamil•Not expected to be “budget-impacting” enough to warrant active management•Minimal market competition less likely to drive large rebate pressure•Tier placement and utilization management employed are expected to determine physician willingness to prescribe and patient willingness to paySources: CRA Research (US Strategic Pricing Research with Payers 2021, Etripamil Pricing Corridor Research with HCPs and Patients 2022), Payer Ad Board 202222Milestone Commercial Deep-Dive December 6, 2022 Appreciate disease burden Recognize benefit of reducing episode duration/severity See efficacy endpoints as translating to HCRU benefit PSVT education and awareness

Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy23Milestone Commercial Deep-Dive December 6, 2022

Core PSVT Market is Addressable *Now**, with Large Potential for Expansion



Initial Target Market
~650k/year³
Diagnosed, Annually Treated Patients
~1.4 Million²
Diagnosed, Not Annually Treated Patients
Future Target Market
~600-900k¹
Undiagnosed Patients
2.1 Million

*if approved

Sources: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2.1M and annual treatment rate of ~650k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

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Understanding Epidemiology of PSVT Using Longitudinal Claims Data

	Year 1	Year 2	Year 3	Year 4	Year 5	Total
Unique Patients	648,518	417,249	379,346	344,891	311,771	2,101,775

Annually Treated Patients (Year 1)

5-year Incidence Patients (Year 5)

5-year Prevalence Patients (Total)

Analyzed commercial and Medicare claims data over a 9-year period, where patients were required to have five years of continuous enrollment

- ✓ **1+ PSVT code** required in the **Emergency Department or inpatient setting** (unique patients managed acutely) or,
- ✓ **2+ PSVT codes** required in the **outpatient setting** (additional unique patients managed chronically)

Source: Data on file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive.

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New Publication Addresses Under-reporting of Prevalence of PSVT



ORIGINAL ARTICLES

WILEY

Prevalence and incidence of patients with paroxysmal supraventricular tachycardia in the United States

Michael Rehorn MD, MS[1] | Naomi C. Sacks PhD[2,3] | Maia R. Emden BA[2] | Bridget Healey MPH[2] | Madison T. Preib MPH[2] | Philip L. Cyr MPH[2,4] | Sean D. Pokorney MD, MBA[1]

Abstract


MESA Study

ELECTROPHYSIOLOGY

Paroxysmal Supraventricular Tachycardia in the General Population

LEONARDO A. OREJARENA, MD, HUMBERTO VIDAILLET, Jr., MD, FACC, FRANK DeSTEFANO, MD, MPH, DAVID L. NORDSTROM, PhD, ROBERT A. VIERKANT, MAS, PETER N. SMITH, MD, FACC, JOHN J. HAYES, MD, FACC

Marshfield, Wisconsin


PREEMPT Study

ORIGINAL RESEARCH

Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia

- 1.3-2.1M diagnosed patients with PSVT
- MESA/PREEMPT identify only patients presenting to healthcare settings acutely, with the episode confirmed on ECG during the encounter
- Less than 25% of patients in RAPID on placebo sought medical intervention
- Less than 40% of incident cases in MESA would have been detected by PSVT ICD-9 Code 427.0
- Potential 2.5X under-reporting of diagnosed patients with PSVT

Source: Orejarena LA, Vidaillet H Jr, DeStefano F, Nordstrom DL, Vierkant RA, Smith, PN, Hayes JJ. Paroxysmal supraventricular tachycardia in the general population. J Am Coll Cardiol. 1998;31:150–157. Alan S. Go, MD; Mark A. Hlatky, MD; Taylor I. Liu, MD, PhD; Dongjie Fan, MSPH; Elisha A. Garcia, BS; Sue Hee Sung, MPH; Matthew D. Solomon, MD, PhD. Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia. J Am Heart Assoc. 2018;7:e008759. DOI: 10.1161/JAHA.118.008759.

Milestone Commercial Deep-Dive December 6, 2022 26

Core PSVT Market is Addressable *Now**, with Large Potential for Expansion



Initial Target Market
Future Target Market
~1M/year³
~1 Million²
~600-900k¹
Diagnosed, Annually Treated Patients
Diagnosed, Not Annually Treated Patients
Undiagnosed Patients

*if approved

Sources: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2.1M and annual treatment rate of ~650k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

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Commercial Deep-Dive Agenda•Introduction and Overview of Milestone Pharmaceuticals•PSVT Disease Burden –The Problem•Etripamil –Value Proposition•Where Do We Play –Market Size•How Do We Engage –Commercial Strategy28Milestone Commercial Deep-Dive December 6, 2022

Core PSVT Market is Addressable *Now**, with Large Potential for Expansion



Initial Target Market
~650k/year[3]
Diagnosed, Annually Treated Patients
Future Target Market
~1.4 Million[2]
Diagnosed, Not Annually Treated Patients
Undiagnosed Patients
~600-900k[1]

Strategy to Address

- Hyperfocus on Early Adopters (Cardiologists)
- Quality Reimbursement/Co-Pay Support

- Omnichannel Patient Activation
- Expanded Access
- PCP Market Development/Expansion
- Institutional & Urgent Care Market Expansion

- Market Development Through Digital Diagnostics
- Targeted DTC –TV

*if approved

Source: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2.1M and annual treatment rate of ~650k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

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Management of Patients with PSVT and Call Point Targeting

Majority of patients with PSVT managed by CV specialists, leading to commercial efficiencies

		Clinical Cardiologists	Primary Care Physicians	Electro-physiologists
% of patients managed		~60%	~30%	~10%
Long-term Use	*Add to or Replace Chronic Medications*	Primary Target	Primary Target	
Medium-term Use	*Defer Ablation*	Primary Target	Primary Target	Secondary Target
Short-term Use	*Bridge to Ablation*			Secondary Target

- Targeted sales force to reach majority of available opportunity
- Significant overlap with most common CV portfolio call points (e.g., heart failure, OACs, lipidemia, diabetes)

PSVT = Paroxysmal Supraventricular Tachycardia; CV = Cardiovascular; OAC = Oral Anti-Coagulants
Source: Milestone Market Research on file

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Cardiologists Report >50% Stated Adoption of Etripamil when Shown RAPID Study Product ProfileSource: Quantitative market research conducted by Triangle Insights Group (n=250 cardiologists), June-September 2020 19%6%20%8%42%24%20%9%29%25%0%20%40% 60% 80%100%Current TreatmentTreatment with Etripamil Available Patients (%) 53% StatedAdoption Share for Etripamil 31Etripamil AloneEtripamil with Chronic MedicationPill-in-Pocket AlonePill-in-Pocket with Chronic MedicationChronic Medication without Pill-in-PocketNo Treatment Milestone Commercial Deep-Dive December 6, 2022 •Newly diagnosed•ED visits•Dissatisfied with current treatments

Peak US Market Opportunity for Etripamil in PSVT

US Prevalence (2030)	~ 2.6 million patients[1]
	• ~40-60%[2]
Addressable Market (2030)	~1.0-1.6 million patients
	• 50%[3]
Peak Share	~500-800K patients
Episodes Treated/Pt	~4-6 / year
	• Avg of 5 / yr
Episodes/Yr	~2.5 to 4.0 million episodes/yr

$2B+ Peak US Net Revenue Opportunity

Patients with PSVT

~60% with multiple 10+ minute moderate/severe* episodes per year

~45% experience an average duration ≥30 min / episode

Episodes of PSVT

12-15 median annual episode frequency

35% last at least 30 minutes

56% moderate to severe intensity

*Patient stated severity of SVT episode (mild, moderate, or severe)

Peak US net revenue estimates assume a net price of $500-$1,000/Rx at launch and that patients prescribed etripamil use the product on average to treat 4 episodes per year

Sources: Internal estimates based on market and outcomes research, Milestone Pharmaceuticals. **1.** Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199-2206. doi: 10.1111/jce.15109. Epub 2021 Jun 14. **2.** 2019 market research with patients conducted by BluePrint Research Group (n=247) . **3.** 2020 market research with HCPs conducted by Triangle Insights Group, 2020 (n=250).

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Commercial Deep-Dive: Key Takeaways•PSVT represents a large and actionable population in the US with significant potential for expansion•Most patients with PSVT experience episodes that could benefit from etripamil•RAPID study results enable a target product profile that appeals to physicians and patients while not overly burdening payers•PSVT market dynamics allow for early success and substantial room to expand•Milestone has the foundational market understanding and commercialization expertise to successfully launch etripamil in the US33Milestone Commercial Deep-Dive December 6, 2022

Thank you